THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

March 29, 1999

Dear Shareholder:

We are pleased to provide this annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund') as of February 26, 1999. Included are market commentary, a statement of the Fund's investments and audited financial statements for the year ended February 26, 1999.

The net asset value of the Fund decreased from $15.55 per share on February 27, 1998 to $10.21 on February 26, 1999. Dividends totaling $1.87 were paid during the year. This total represents $1.59 per share from net investment income, $0.17 per share from realized net short-term capital gains and $0.11 per share from realized net long-term capital gains. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the year ended February 26, 1999 was a negative 23.07%. In comparison, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+') returned a negative 18.51% during the same period.

EMERGING MARKETS DEBT SECURITIES

During the year ended February 26, 1999, the emerging debt market experienced an initial period of strength, extreme volatility mid-period, and a partial recovery at the period's end. Much of the market's turmoil occurred in August, when Russia's government defaulted on its domestic debt and devalued the ruble. These developments caused a global flight to quality as investors reduced their risk exposure worldwide. To illustrate August's volatility, the EMBI+ declined by 28.74%, the largest monthly decline since the Index's inception. Moreover, spreads over U.S. Treasuries widened to 1,563 basis points on August 27, ending the month at 1,524.

Over the balance of 1998, the market staged a partial recovery due, in part, to monetary easing by the U.S. Federal Reserve and U.S. Congressional approval of funding for the International Monetary Fund ('IMF'). The agreement, as well as a reduction of forced selling by non-dedicated investors, caused the market to rise from September through the end of the year. In January of 1999, the market traded down due to concerns over Brazil's devaluation of its local currency. This led investors to again demand a higher risk premium from emerging markets debt.

The sell-off in the emerging bond markets in 1998 was triggered by a variety of events; some related to declines in fundamental creditworthiness and others related to technical factors. Fundamentally, sovereign credit quality was adversely affected by declining commodity prices throughout the year. This resulted in lower fiscal revenues for many emerging market economies. In addition, subsequent to the debt restructuring problems experienced by Asia in 1997, a significant decline in financing available to emerging market economies developed, hindering many countries' abilities to finance short term obligations. This problem peaked in the aftermath of the Russian domestic debt default. Additional selling pressure developed as leveraged investors were forced to liquidate holdings in the face of margin calls.

By the end of the period, despite the market's turmoil in August and worries stemming from Brazil's devaluation of its currency, global contagion was not as severe as might have been expected. This relative calm was due to a number of positive world events, including the U.S. Federal Reserve's monetary easing, Congressional funding for the IMF and a reduction in leverage dedicated to credit risk investments.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

For the year ended February 26, 1999, out-performers in the emerging markets included Poland, Panama, Morocco, Bulgaria, Argentina, Mexico and Peru. Under-performers included Russia, Ecuador, Brazil and Venezuela. On February 26, 1999, the top country allocations (as a percentage of total investments) for the Fund were as follows:

  Venezuela       22.2%       Mexico          6.0%
  Morocco         12.5%       Argentina       5.8%
  Bulgaria        10.6%       Ecuador         5.8%
  Ivory Coast      8.4%       Algeria         5.2%
  Peru             7.8%       Panama          5.1%
  Brazil           6.4%       Russia          4.2%

The following is a brief description of each region's highlights over the past twelve months.

LATIN AMERICA

Argentina. Argentina's record of sound economic management served it well during the turbulent markets of 1998. During the period, a credit facility from the World Bank and Inter-American Development Bank ('IADB') was secured, totaling US$5.7 billion. Additionally, in October, the government reopened its global bond maturing 2017, the first successful placement of emerging market debt in the international capital market since July. The Argentine economy is vulnerable to the downturn in the Brazilian economy. Our concern over the extent of the impact of the Brazilian slowdown has led us to underweight Argentina.

Brazil. Brazil experienced a turbulent year culminating in the devaluation of its currency in January. The country is in the process of stabilizing its currency while addressing its fiscal balance. Improvement in the fiscal balance combined with lowering of domestic interest rates are needed to reduce the high level of domestic debt. The Brazilian economy has been in a recession for the past few months. We expect that a reduction in domestic interest rates will help the economy recover in 1999. We have remained underweight Brazil during this period of turmoil and will be monitoring the Brazilian economy for signs of recovery in 1999.

Ecuador. In May, Jamil Mahuad won Ecuador's presidential election on the first ballot. Mahuad's ability to work with Congress to improve the fiscal deficit in the aftermath of low oil prices and El Nino damage are the keys to improving Ecuador's credit quality.

Mexico. Mexico remains a core position in our portfolio based upon its limited need for new capital in 1999 as well as the country's reasonably comfortable reserve levels (approximately US$30 billion). The country has successfully tapped international capital markets in early 1999 and remains one of the strongest credits in the emerging markets.

Peru. In March, Moody's raised Peru's sovereign debt ceiling to Ba3 from B2. The move was based on the country's fiscal progress, which included macroeconomic stabilization and high average rates of growth over the past several years. Its commitment to a sound fiscal policy should allow Peru to successfully sustain a period of low international commodity prices. For this reason, we maintained our overweight position during the period.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Venezuela. Venezuela's presidential race in November resulted in a decisive victory for Hugo Chavez. Although elected as a populist, Chavez has made some early appointments to his economic team which seem pro-market. In addition, he has indicated his willingness to continue the dialogue with the IMF and the current 'shadow program'. We are somewhat discouraged by Moody's downgrading Venezuela during the period (from Ba2 to B1) and continued delays in the privatization program. We remain overweighted in Venezuela, however, for several reasons: Venezuela's capital needs in 1999 are relatively limited; Venezuela retired some of its external debt with the proceeds of the 1997 oil boom; and Venezuelan spreads are at historically wide levels versus other similarly rated countries.

MIDDLE EAST/AFRICA

Ivory Coast. The Ivory Coast signed the long-awaited debt restructuring with the London Club in March, which marked the completion of the Brady Bond program for the country. Because of this positive development, we remain overweight in the Ivory Coast.

Morocco. In March, both Moody's and Standard & Poor's assigned Morocco first-time sovereign credit ratings: Moody's rated Morocco Ba1, while Standard & Poor's assigned a rating of BB. According to the agencies, the ratings can be attributed to several factors, including Morocco's ability to control its current account deficit, as well as attract foreign investors. Morocco's economic stability remains protected by stable inflation, healthy external accounts and improved growth. Because of this, we are overweight in Morocco.

EASTERN EUROPE

Bulgaria. In December, Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit quality due to the election of a reform-oriented government and establishment of a currency board. Separately, the IMF approved the fourth tranche of a US $510 million standby loan during the period. We remain slightly overweight in Bulgaria, due to the country's limited debt service requirements and its success in meeting all IMF fiscal targets in 1998.

Russia. Russia began the period as EMBI+'s top monthly performer for March and April of 1998. Returns began to decline later in the period as the market became concerned about the sustainability of the ruble. In August, an inability to roll-over maturing domestic debt forced the government to restructure all domestic debt and devalue the ruble. These developments triggered a major sell-off in Russian dollar denominated bond prices during the month, with prices declining as much as 80%. Additionally, the IMF placed Russia's agreed US$11.2 billion Extended Fund Facility ('EFF') program on hold. The government is currently discussing a new program with the IMF. Progress in the medium term looks likely, but until there are real signs that an effective economic program is being implemented, we will remain cautious, and underweight, in Russia.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

In conclusion, market sentiment has improved markedly over the past few months. While we expect the market to continue to trade with considerable volatility, we believe the long term outlook for emerging markets debt is very positive.

                                 *     *     *

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Floating Rate Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ William D. Cvengros                                /s/ Heath B. McLendon
------------------------                               ------------------------
William D. Cvengros                                    Heath B. McLendon
Co-Chairman of the Board                               Co-Chairman of the Board

/s/ Peter J. Wilby
------------------------
Peter J. Wilby
Executive Vice President

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Schedule of Investments
February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
Sovereign Bonds  -- 82.3%
Argentina  -- 5.8%
$ 2,232,500   Republic of Argentina, FRB, Series L, 6.1875% due 3/31/05 (a)................   $ 1,829,311
                                                                                              -----------
Brazil  -- 6.4%
              Federal Republic of Brazil:
  2,592,000     Bearer, EI Bond, Series L, 6.125% due 4/15/06 (a)..........................     1,623,370
    700,000     Par Bond, Series Z-L, 5.500% due 4/15/24 (a)...............................       383,250
                                                                                              -----------
                                                                                                2,006,620
                                                                                              -----------
Bulgaria  -- 10.6%
              Republic of Bulgaria:
  3,400,000     FLIRB, Series A, 2.500% due 7/28/12 (a)....................................     2,048,500
  1,850,000     IAB, 5.875% due 7/28/11 (a)................................................     1,267,250
                                                                                              -----------
                                                                                                3,315,750
                                                                                              -----------
Ecuador  -- 5.8%
  6,618,071   Republic of Ecuador, Bearer, PDI Bond, 6.000% due 2/27/15 (a)(b).............     1,807,561
                                                                                              -----------
Ivory Coast  -- 8.4%
  7,900,000   Ivory Coast, PDI Bond, 2.000% due 3/29/18 (a)................................     2,646,500
                                                                                              -----------
Mexico  -- 6.0%
  1,790,000   United Mexican States, Global Bond, 11.500% due 5/15/26......................     1,881,827
                                                                                              -----------
Panama  -- 5.1%
  1,696,148   Republic of Panama, Bearer Bond, 6.19125% due 5/14/02 (a)....................     1,600,740
                                                                                              -----------
Peru  -- 7.8%
              Republic of Peru:
  1,000,000     Discount Bond, 6.500% due 3/8/27 (a).......................................       710,000
  3,300,000     FLIRB, 3.250% due 3/7/17 (a)...............................................     1,751,062
                                                                                              -----------
                                                                                                2,461,062
                                                                                              -----------
Russia  -- 4.2%
 12,103,503   Russia, IAN, 5.96875% due 12/15/15 (a)(c)....................................     1,316,256
                                                                                              -----------
Venezuela  -- 22.2%
              Republic of Venezuela:
  3,000,000     DCB, Series DL, 5.9375% due 12/18/07 (a)...................................     1,873,200
  8,297,580     FLIRB, Series A, 6.125% due 3/31/07 (a)....................................     5,095,232
                                                                                              -----------
                                                                                                6,968,432
                                                                                              -----------

              Total Sovereign Bonds (Cost  -- $32,895,201).................................    25,834,059
                                                                                              -----------

--------------------------------------------------------------------------------
                       See notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
Loan Participations(d)  -- 17.7%
$ 4,705,884   Kingdom of Morocco, Tranche B, 6.0625% due 1/1/04
                (Morgan Stanley Emerging Markets Inc., Merrill Lynch)(a)...................   $ 3,923,531
              The People's Democratic Republic of Algeria (Chase Manhattan):
    954,546     Tranche A, 7.1875% due 3/4/00 (a)..........................................       801,818
  1,909,091     Tranche 1, 6.375% due 9/4/06 (a)...........................................       830,454
                                                                                              -----------

              Total Loan Participations (Cost  -- $6,502,650)..............................     5,555,803
                                                                                              -----------

              Total Investments  -- 100% (Cost  -- $39,397,851*)...........................   $31,389,862
                                                                                              -----------
                                                                                              -----------
---------------------------------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(b) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

(c) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(d) Participation interests were acquired through the financial institutions indicated parenthetically.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in schedule:

DCB    -- Debt Conversion Bond.

EI     -- Eligible Interest.

FLIRB  -- Front Loaded Interest Reduction Bond.

FRB    -- Floating Rate Bond.

IAB    -- Interest in Arrears Bond.

IAN    -- Interest in Arrears Notes.

PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
                       See notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Assets and Liabilities
February 26, 1999

ASSETS:
  Investments, at value (Cost -- $39,397,851).................................................   $31,389,862
  Cash........................................................................................        63,912
  Receivable for securities sold..............................................................    10,821,064
  Interest receivable.........................................................................     1,083,415
  Deferred organization cost..................................................................         1,525
                                                                                                 -----------
  TOTAL ASSETS................................................................................    43,359,778
                                                                                                 -----------
LIABILITIES:
  Management fees payable.....................................................................        33,984
  Accrued expenses............................................................................       163,297
                                                                                                 -----------
  TOTAL LIABILITIES...........................................................................       197,281
                                                                                                 -----------
  TOTAL NET ASSETS............................................................................   $43,162,497
                                                                                                 -----------
                                                                                                 -----------
NET ASSETS:
  Common stock ($0.001 par value, authorized 100,000,000 shares; 4,226,515 shares
    outstanding)..............................................................................   $     4,227
  Additional paid-in capital..................................................................    58,553,156
  Undistributed net investment income.........................................................       131,591
  Accumulated net realized loss on investments................................................    (7,518,488)
  Net unrealized depreciation on investments..................................................    (8,007,989)
                                                                                                 -----------
  TOTAL NET ASSETS............................................................................   $43,162,497
                                                                                                 -----------
                                                                                                 -----------
NET ASSET VALUE PER SHARE ($43,162,497 [div]  4,226,515 shares)...............................        $10.21

--------------------------------------------------------------------------------
                       See notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Operations
For the Year Ended February 26, 1999

INCOME:
    Interest..................................................................................   $  7,645,935
                                                                                                 ------------
EXPENSES:
    Management fees (Note 2)..................................................................        578,555
    Audit fees................................................................................         52,826
    Legal fees................................................................................         37,870
    Shareholder reporting fees................................................................         32,946
    Directors' fees...........................................................................         32,512
    Transfer agent fees.......................................................................         31,115
    Custodian fees............................................................................         23,933
    Amortization of deferred organization costs (Note 1)......................................         22,131
    Other.....................................................................................         17,624
                                                                                                 ------------
    TOTAL EXPENSES............................................................................        829,512
                                                                                                 ------------
NET INVESTMENT INCOME.........................................................................      6,816,423
                                                                                                 ------------
NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION
ON INVESTMENTS (NOTE 3):
    Net Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales...................................................................     78,628,220
        Cost of securities sold...............................................................     86,142,463
                                                                                                 ------------
    NET REALIZED LOSS.........................................................................     (7,514,243)
                                                                                                 ------------
    Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of year.....................................................................      5,868,874
        End of year...........................................................................     (8,007,989)
                                                                                                 ------------
    INCREASE IN NET UNREALIZED DEPRECIATION...................................................    (13,876,863)
                                                                                                 ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS....................................................   $(14,574,683)
                                                                                                 ------------
                                                                                                 ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statements of Changes in Net Assets
For the Year Ended February 26, 1999 and the Year Ended February 27, 1998

                                                                                     1999             1998
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income.....................................................   $   6,816,423    $  6,309,864
    Net realized gain (loss)..................................................      (7,514,243)      2,745,383
    Increase in net unrealized depreciation...................................     (13,876,863)     (2,464,970)
                                                                                 -------------    ------------
    NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....................     (14,574,683)      6,590,277
                                                                                 -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.....................................................      (6,684,832)     (6,380,527)
    Net realized gains........................................................      (1,170,913)     (5,047,163)
                                                                                 -------------    ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS.................      (7,855,745)    (11,427,690)
                                                                                 -------------    ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued in reinvestment of dividends
      (38,528 and 20,513 shares issued, respectively).........................         450,844         328,431
                                                                                 -------------    ------------
DECREASE IN NET ASSETS........................................................     (21,979,584)     (4,508,982)
NET ASSETS:
    Beginning of year.........................................................      65,142,081      69,651,063
                                                                                 -------------    ------------
    END OF YEAR (includes undistributed net investment income of
      $131,591 and $0, respectively)..........................................   $  43,162,497    $ 65,142,081
                                                                                 -------------    ------------
                                                                                 -------------    ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) DEFERRED ORGANIZATION COSTS.   Organization costs amounting to $115,541 were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ('Investment Manager'), a subsidiary of PIMCO Advisors L.P. ('PIMCO'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At February 26, 1999, the Investment Manager and the Investment Adviser owned 3,567 and 4,230 shares, respectively, of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

Note 3. Portfolio Activity and Federal Income Tax Status

For the year ended February 26, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases....................................................................................   $81,845,018
                                                                                                -----------
                                                                                                -----------
Sales........................................................................................   $78,628,220
                                                                                                -----------
                                                                                                -----------

At February 26, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation................................................................   $   483,038
Gross unrealized depreciation................................................................    (8,491,027)
                                                                                                -----------
Net unrealized depreciation..................................................................   $(8,007,989)
                                                                                                -----------
                                                                                                -----------

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in the loan.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At February 26, 1999, the Fund held loan participations with a total cost of $6,502,650.

Note 5. Credit and Market Risk

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 26, 1999, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 6. Dividends Subsequent to February 26, 1999

Subsequent to February 26, 1999, the Board of Directors of the Fund declared dividends of $0.1325 per common share payable March 26, 1999, April 23, 1999 and May 28, 1999 to shareholders of record on March 16, 1999, April 13, 1999 and
May 18, 1999, respectively.

Note 7. Capital Loss Carryforward

At February 26, 1999, the Fund had, for Federal income tax purposes, approximately $6,104,000 of capital loss carryforwards, expiring on February 27, 2007, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Financial Highlights
Data for a share of common stock outstanding throughout each year shown below:

                                                   FEB. 26,      FEB. 27,      FEB. 28,      FEB. 29,      FEB. 28,
                                                     1999          1998          1997          1996        1995(1)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR..............   $ 15.55       $ 16.71       $ 13.66       $ 11.92       $ 14.02
                                                   --------      --------      --------      --------      --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................      1.62          1.51          1.56          1.66          1.24
  Net realized and unrealized gain (loss).......     (5.09 )        0.07          3.10          1.75         (1.98 )
                                                   --------      --------      --------      --------      --------
Total Income (Loss) From Operations.............     (3.47 )        1.58          4.66          3.41         (0.74 )
                                                   --------      --------      --------      --------      --------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (1.59 )       (1.53 )       (1.61 )       (1.67 )       (1.19 )
  Net realized gains............................     (0.28 )       (1.21 )          --            --            --
                                                   --------      --------      --------      --------      --------

Total Distributions.............................     (1.87 )       (2.74 )       (1.61 )       (1.67 )       (1.19 )
                                                   --------      --------      --------      --------      --------

OFFERING COSTS ON ISSUANCE OF COMMON STOCK......        --            --            --            --         (0.17 )
                                                   --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR....................   $ 10.21       $ 15.55       $ 16.71       $ 13.66       $ 11.92
                                                   --------      --------      --------      --------      --------
                                                   --------      --------      --------      --------      --------

MARKET VALUE, END OF YEAR.......................   $12.1875      $ 16.50       $17.125       $ 13.75       $ 11.75
                                                   --------      --------      --------      --------      --------
                                                   --------      --------      --------      --------      --------

TOTAL RETURN(2).................................    (13.64 )%      14.04 %       38.28 %       33.31 %       (8.17 )%*
NET ASSETS, END OF YEAR (000S)..................   $43,162       $65,142       $69,651       $56,631       $49,447
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................      1.58 %        1.49 %        1.52 %        1.65 %        1.73 %'D'
  Net investment income.........................     12.95 %        9.19 %       10.28 %       12.99 %       10.00 %'D'
PORTFOLIO TURNOVER RATE.........................       163 %         214 %         120 %          70 %          61 %
-------------------------------------------------------------------------------------------------------------------

(1) For the period March 25, 1994 (commencement of investment operations) through February 28, 1995.

(2) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 * Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

'D'   Annualized.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') at February 26, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 25, 1994 (commencement of investment operations) through February 28, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 26, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
April 16, 1999

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Selected Quarterly Financial Information (unaudited)

                                                                                              NET REALIZED &
                                                                     NET INVESTMENT             UNREALIZED
                                                                         INCOME                 GAIN (LOSS)
                                                                 ----------------------    ---------------------
QUARTERS ENDED(A)                                                TOTAL      PER SHARE       TOTAL      PER SHARE
----------------------------------------------------------------------------------------------------------------

May 31, 1996..................................................   $1,760       $ 0.42       $  3,725     $  0.90
August 31, 1996...............................................    1,646         0.40          1,768        0.43
November 30, 1996.............................................    1,597         0.38          4,663        1.12
February 28, 1997.............................................    1,508         0.36          2,708        0.65
May 31, 1997..................................................    1,581         0.38          1,184        0.28
August 31, 1997...............................................    1,627         0.39          1,444        0.35
November 30, 1997.............................................    1,558         0.37         (4,210)      (1.01)
February 27, 1998.............................................    1,544         0.37          1,862        0.45
May 29, 1998..................................................    1,638         0.39         (2,338)      (0.56)
August 31, 1998...............................................    1,761         0.42        (22,937)      (5.45)
November 30, 1998.............................................    1,723         0.41          7,769        1.85
February 26, 1999.............................................    1,694         0.40         (3,885)      (0.93)
----------------------------------------------------------------------------------------------------------------

 (a) Totals expressed in thousands of dollars except per share amounts.

------------------------------------
Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended February 26, 1999:

      Total long-term capital gain distributions paid of $461,151.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.


Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

WILLIAM D. CVENGROS
     Co-Chairman of the Board;
     Chief Executive Officer and
     President of Value Advisors LLC and
     President of PIMCO Advisors L.P.

LESLIE H. GELB
     President, The Council on
     Foreign Relations

HEATH B. MCLENDON
     Co-Chairman of the Board;
     Managing Director, Salomon Smith Barney Inc.; President and Director,
     Mutual
     Management Corp. and Travelers
     Investment Advisers, Inc.;
     Chairman, Smith Barney Strategy
     Advisors Inc.

RIORDAN ROETT
     Professor and Director,
     Latin American Studies Program,
     Paul H. Nitze School of Advanced
     International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial
     Law, and formerly Dean, The Fletcher
     School of Law & Diplomacy
     Tufts University


Officers

WILLIAM D. CVENGROS
     Co-Chairman of the Board

HEATH B. MCLENDON
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

THOMAS K. FLANAGAN
     Executive Vice President

NEWTON B. SCHOTT
     Executive Vice President

PETER J. WILBY
     Executive Vice President

ANTHONY PACE
     Assistant Controller

CHRISTINA T. SYDOR
     Secretary


The Emerging Markets
Floating Rate Fund Inc.
     7 World Trade Center
     New York, New York 10048

       TELEPHONE
       1-888-777-0102

INVESTMENT MANAGER
     Value Advisors LLC
     800 Newport Center Drive
     Suite 100
     Newport Beach, California 92660

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     EFL

THE EMERGING MARKETS
FLOATING RATE FUND INC.




ANNUAL REPORT
FEBRUARY 26, 1999



AMERICAN STOCK TRANSFER & TRUST COMPANY                         BULK RATE
40 WALL STREET                                                 U.S. POSTAGE
NEW YORK, NEW YORK 10005                                           PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT NO.
                                                                    169


                     STATEMENT OF DIFFERENCES
                     ------------------------

The dagger symbol shall be expressed as...................................   'D'
The division sign shall be expressed as................................... [div]